SUMMER 2024

Company Presentation









amesite

Microsoft Partner | Education Specialist

Microsoft

Forward Looking Statements

This presentation may contain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended. For such forward-looking statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. As used below and throughout this presentation, the words "we", "us" and "our" may refer to Amesite individually or together with one or more partner companies, as dictated by context. Such statements include, but are not limited to, any statements relating to our growth strategy and product development programs and any other statements that are not historical facts. Forward-looking statements are based on management's current expectations and are subject to risks and uncertainties that could negatively affect our business, operating results, financial condition and stock price. Factors that could cause actual results to differ materially from those currently anticipated include: risks related to our growth strategy; risks relating to the results of research and development activities; our ability to obtain, perform under and maintain financing and strategic agreements and relationships; our dependence on third party suppliers; our ability to attract, integrate, and retain key personnel; the early stage of products under development; our need for and continued access to additional funds; government regulation; patent and intellectual property matters; competition; as well as other risks described in our Securities and Exchange Commission filings. We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in our expectations or any changes in events, conditions or circumstances on which any such statement is based, except as may be required by law. The information contained herein is intended to be reviewed in its totality, and any stipulations, conditions or provisions that apply to a given piece of information in one part of this presentation should be read as applying mutatis mutandis to every other instance of such information appearing herein.

© 2024 Amesite Inc. All Rights Reserved.

Meet Amesite

Amesite (Nasdaq: AMST)

Pioneering AI-driven technology company delivering B2C and B2B solutions with proprietary AI infrastructure.

Higher Ed Learning Community Environment (LCE) Platform: Best-in-class student outcomes and scalable professional learning.

NurseMagic™ App: AI tools for nurses, providing patient care support, nurse notes, medication information, and career assistance.

Preacto™ App (Beta): Real-time emergency alerts and guidance, including active shooter response.

NURSES: NURSEMAGIC™ APP


NURSE NOTES
Get help writing nurse notes.
CARE TALK
Communicate with compassion & professionalism.

CONSUMERS: PREACTO™ APP


CRIME MAP
View possible crimes in your area.
INCIDENT REPORTER
Write an incident report to local or work authorities on threatening behavior.

HIGHER EDUCATION: LEARNING COMMUNITY ENVIRONMENT (LCE) PLATFORM


General Information

BUSINESS: LCE PLATFORM


General Information

© 2024 Amesite Inc. All Rights Reserved.

B2B: Amesite's Higher Ed Learning Community Environment (LCE)

- No Setup Fee
- White Labeled
- 100% Flexible Content Delivery
- No-Risk, 5y Contracts
- AI-Powered Coding and Features that Drive Retention

Amesite: Most Loved Brand in EdTech Delivers Disruptive Tech for Higher Ed Professional Learning

DRAKE STATE COMMUNITY & TECHNICAL COLLEGE

BENEDICT COLLEGE

WEST VIRGINIA NORTHERN COMMUNITY COLLEGE

FRANCISCAN MISSIONARIES OF OUR LADY UNIVERSITY

JOLIET JUNIOR COLLEGE 1901

VOL STATE

#1 **Highest Learner Retention in the Industry: 96-98%**

#1 **Ranked #1:** against competitors (2U, PowerSchool and Coursera) in third-party evaluation

© 2024 Amesite Inc. All Rights Reserved.

Amesite's B2C APPS

NurseMagic™ App: AI tools for nurses, providing patient care support, nurse notes, medication information, and career assistance.

Preacto™ App (Beta): Real-time emergency alerts and guidance, including active shooter response.

NurseMagic™
POWERED BY AMESITE

PREACTO™
POWERED BY AMESITE


Welcome to
NurseMagic™
LOG IN
NURSE NOTES
Get help writing nurse notes.
PREACTO™
POWERED BY AMESITE
LOG IN
INCIDENT REPORTER
Write an incident report to local or work authorities on threatening behavior.

LAUNCHED IN BETA April 24, 2024

LAUNCHED WITH FULL PUBLIC ACCESS June 5, 2024

WITHIN 7 WEEKS, USERS IN:

50 STATES **6** COUNTRIES

COMING SOON TO PUBLIC!

LAUNCHED IN BETA July 16, 2024

MARKETING

Partnership with ASPP provides ready audience of Fortune 100 and 500 companies

© 2024 Amesite Inc. All Rights Reserved.

AMST Products Improve Human Performance

Amesite's Data-Driven Approaches WORK for Multiple Markets

SAVING TIME

30%

of our time on basic tasks could be saved by AI by 2030
(McKinsey 2023)

IMPROVING JOB PERFORMANCE

63%

of jobs to be complemented by Generative AI
(Goldman Sachs 2023)

IMPROVING LEARNING

55%

of teachers believe AI had a positive effect on the learning process
(Forbes 2024)

AMESITE'S EFFECTIVE, SCALABLE PRODUCTS

Amesite LCE Platform
6 Colleges
96–98% Completion



Welcome to
NurseMagic™
LOG IN

NurseMagic™
Core tech passes the USMLE with 91% (doctors get avg of 76%). DELIVERS 93% ACCURACY ON NCLEX MODEL QUESTIONS.

PREACTO™
PUBLIC Launch Coming Soon!

66% of adult Americans avoid common activities because of fear of crime
(Gallup)



PREACTO™
LOG IN

© 2024 Amesite Inc. All Rights Reserved.

How Amesite Infrastructure Enables B2B and B2C Revenue

Flexible, adaptable infrastructure supports multiple products. Partnerships support scale.



APPS
Amesite Cloud
Amesite B2C Apps
NurseMagic™
Preacto™
Welcome to
NurseMagic™
LOG IN
PREACTO™
POWERED BY AMESITE
LOG IN
Data
APIs
LCE
App
Amesite LCE
LCE
PLATFORM

“By empowering Amesite and putting their platform on Microsoft Azure, **we can ...get these solutions out to people who need upskilling courses.**"

Tamer Erzurumlu
Director of Partner Strategy
Education, Microsoft

Microsoft Partner
Microsoft
Education Specialist

© 2024 Amesite Inc. All Rights Reserved.

Amesite Scales Online Learning for Colleges

Powered by AI.
Out-of-the-box scalability.

1 Onboard

- Quick, seamless setup
- 100% of training provided
- Integrates to customer website
- Amesite can provide content AND top instructors

2 Launch

- Users can self-enroll or be enrolled administratively
- Login via SSO is supported

3 Manage

- Instant, unlimited, customized reporting
- 100% user training & progress reviews


amesite
Global Learning
Program Guide
AI-powered engagement.
Globally launchable programs.


Your Brand
Your Offerings
Home
Dashboard
Courses
Analytics
Help
Log Out
User onboarding is a breeze with simple, social-style interfaces


Your Brand
Your Dashboard
Home
Dashboard
Courses
Help
Log Out
Your Analytics
Download custom reports anytime!

© 2024 Amesite Inc. All Rights Reserved.

Amesite Scaling Professional and Consumer Apps

Powered by AI.
Easiest workflows on the planet.

NurseMagic™
POWERED BY AMESITE

1 See it on social



2 Sign up


Join For Free!

3 Use it for FREE


Care Talk

Care Talk: Communicate with compassion and professionalism.

PROGRESS: Nurses use tools actively, from generating nursing note reports to seeking guidance for challenging patient interactions.
NEXT STEPS: Build subscription. Drive revenue with ads, paid usage and enterprise sales.

COMING SOON TO THE PUBLIC...

PREACTO™
POWERED BY AMESITE

66% of adult Americans report they avoid common activities because of fear of crime (Gallup)

337M United States 2024 Population (Census.gov)

PROGRESS: Beta (announced on July 16, 2024)
NEXT STEPS: Launch app to public with ASPP. Refine tools with feedback. Drive revenue.

© 2024 Amesite Inc. All Rights Reserved.

Our Products Target Large Markets that Need AI Solutions

We solve problems with our products. Out of the box.

HIGHER ED LCE


amesite
engage
HIGHER ED

41%
of undergraduates enrolled in community colleges in 2022-21 academic year
(CCRC)

$60B
U.S. Continued Ed Market Value in 2022

$93B
Expected U.S. Continued Ed Market Value in 2028
(Arizton)

B2C APPS


PREACTO™
LOG IN


Welcome to
NurseMagic™
LOG IN

66%
of adult Americans report they avoid common activities because of fear of crime
(Gallup)

58%
of U.S. adults stating that crime reduction should be a top priority of the President and Congress
(Pew Research)

5.2M
U.S. Nurses in 2022
(Journal of Nursing Regulation)

77K
Projected nursing shortage (full-time RNs) by 2025
(HRSA)

40%
Time nurses spend documenting / charting
(NLM)

© 2024 Amesite Inc. All Rights Reserved.

Amesite Building NurseMagic™ Followership to Drive Usage of App

Scaling our community gives huge revenue opportunity.

*NURSE TARA**
1.3 M
Support for Nurses

*CYNESSS (LPN)**
530 K
Support for Nurses & Nursing Students

NURSEMAGIC™
User Engagement, Tool Use and Humor







User Newsletter


The Scan

SOCIAL CHANNELS & ENGAGEMENT

Instagram: @nursemagicai
LinkedIn: /nursemagicai
Facebook: /nursemagicai
TikTok: @nursemagicai

18k
Followers

LARGE AUDIENCES ENABLE REVENUE GENERATION:
- advertising
- enterprise sales

**** Paid Influencers***

© 2024 Amesite Inc. All Rights Reserved.

Award Winning Culture.
Scalable Infrastructure.

- 19 Workplace Excellence Awards.
- 8 National Workplace Awards.

LEAN TEAM OF *EXPERIENCED PROFESSIONALS*

Marketing: 8y of collective experience - digital marketing • lead generation • paid advertising • social media • influencer relations • content creation • brand management • SEM • SEO • public relations • data analytics

Sales: 22y of collective experience - U.S. and global enterprise sales • higher education • business • nonprofits • healthcare • environmental consulting • financial services

Engineering: 49y of collective experience – full stack coding • software engineering • software architecture • algorithm design • product engineering • cyber security • global compliance • US compliance • cloud architecture • data science • AI system design • natural language processing • optimization and performance tuning • app development • computational modeling • statistical data analysis

Finance: 40y of collective experience – Big 4 accounting • auditor • insurance specialist & manager (multiple fields) • financial forensics • M&A specialist • corporate financial advising

amesite

© 2024 Amesite Inc. All Rights Reserved.

WAYS TO WIN.

B2B GROWTH in higher ed LCE platform

Higher Ed needs to ***cut costs*** *and* ***improve performance*** *with AI. Revenue scales with customers and users.*

Deliver Learning Community Environments® (LCEs).
Colleges Sell Regionally.
Amesite provides platform, instructors and content to resource-limited schools with ability & need to reach learners.

YEAR ONE	YEAR TWO	YEAR THREE
Users: -	Users: 250 / mo	Users: 1000 / mo
College Revenue: -	Target College Revenue: $180k	Target College Revenue: $720k
AMST Revenue: -	Target AMST Revenue: $90k	Target AMST Revenue: $360k

"**Partnering with Amesite enables us to expand our educational capabilities** and reach. This collaboration aligns with our goal to meet and adapt to the changing educational and workforce training requirements in our community."

Dr. Patricia Sims
President of Drake State

Partnering with Amesite allows us **to grow our educational capabilities and reach**. This collaboration will help us **drive economic impact through partnerships with our community.**"

Dave Lantz
Manager, Corporate & Community Services at Joliet Junior College

Vol State has **partnered with Amesite to lead our communities in the adoption and utilization of AI.** Delivering AI and technical programs enables us to **support learners from local high school districts to local industries** as they seek to improve job performance.

Nicholas Bishop,
Vice President for Economic Development & Regional Centers at Volunteer State Community College

© 2024 Amesite Inc. All Rights Reserved.

WAYS TO WIN.

B2C GROWTH in platform and apps.

Consumers and Professionals need to ***improve performance*** *with AI – Amesite apps are specialized, effective and scalable.*

Create and market apps via Influencers* and other channels. Revenue through freemium, enterprise sales.

5.2M	100k	>$20B
Audience Size (SOURCE)	Near-term targeted user base	Annual spend on marketing to healthcare workers (SOURCE)

Revenue – Audience: *Nursing audiences are powerful consumers, with both enormous buying power, and also the subject of intensive marketing. Brands actively seek ways to engage.*

Revenue – Freemium: *NurseMagic™ is low-cost to deliver on Amesite's optimized infrastructure and the solution is sticky, essential and monetizable.*

Revenue – Enterprise: *Turnover is 18.4% in nursing and shortages are severe. Healthcare organizations seek solutions to reduce nurses' stress while improving patient care.* *(Source: NSI 2024 National Health Care Report)*

© 2024 Amesite Inc. All Rights Reserved.

Leadership & Board

FINANCE

TECH & IP

PEOPLE & GROWTH



Dr. Ann Marie Sastry

Founder, Chair & CEO

- Former CEO and co-Founder of Sakti3 (acquired by Dyson in 2015 for $90M)
- Recognized by President Obama at the White House in 2015 for her technology entrepreneurship
- Featured in *WSJ*, *Fortune*, *Forbes*, *The Economist*, *USA Today*, *The New York Times*; cover of *Inc.*
- Arthur F. Thurnau Professor (UM's highest teaching honor) at the University of Michigan, 17 years
- >100 publications and 100 patents and filings. >100 invited lectures and seminars globally (NIH, NSF, NAE, MIT, Stanford, UC Berkeley, Oxford, Cambridge, etc.)
- Boards of the International Council on Clean Transportation (ICCT), Alpha House Family Homeless Shelter, Laidlaw & Company
- PhD and MS degrees from Cornell University, BS from the University of Delaware, Mech Engineering



Anthony Barkett, J.D.



Barbie Brewer



J. Michael Losh



Gilbert S. Omenn, MD, Ph.D.



Richard Ogawa, J.D.



George Parmer

amesite

© 2024 Amesite Inc. All Rights Reserved.

Financial Position

As of 10-Q May 10, 2024

$2.97M
Cash On Hand

$0
Debt

10.5
Months of burn on hand, assuming no new revenue (conservative).

$284k*
Average Monthly Burn Projection over 12 months

$2.4M
Total Contract Value Since Inception

Building Revenue:

- B2C Apps Gaining Traction
- B2B LCE Platform Build Is Complete and Scalable
- **5 New Deals Announced across the US since offering no set-up fee**
- Investments in B2C Tools Planned
- Good Liquidity
- Zero Debt

** Does not include fundraising or commissions on fundraising*

© 2024 Amesite Inc. All Rights Reserved.

Cost Reductions Enabled by Best-in-Class Infrastructure

Focus is on profitability – by executing efficiently.



Annual Operating Expenses
$12,000,000
$10,000,000
$8,000,000
$6,000,000
$4,000,000
$2,000,000
$-
$9,754,000
48%
$5,070,000
FY2022
FY2023

Continued Cost Reductions:

Based on results reported through March 31, 2024; we are showing additional savings in our tech & content, sales & marketing, and insurance costs in FY2024.

© 2024 Amesite Inc. All Rights Reserved.

Why Investors Should Care

Amesite (Nasdaq: AMST) has successfully moved from B2B to B2C, maintaining customers and growing user bases, with its proprietary AI technology, while maintaining lean operations.

Investment Highlights

- **Pivot to New B2C Products**
- **First B2C Product Trending Well**
- 6 New Deals Announced in Higher Ed LCE since Business Pivot to ***No Setup Fee Deal***
- Proven AI-Powered LCE That Meets Enormous Market Need with Industry-Leading 96-98% Student Retention
- Targeting High Margins with Lean Operations – 50% reduction in SG&A in last FY
- Scalable Customer Contracts & Revenue Growth
- No Corporate Debt
- Featured In Fox Business News, Yahoo Finance, CNBC, Bloomberg, Forbes, Business Insider, and other publications


CNBC Squawk Box


CNBC Squawk Box


Mornings with Maria


FOX 2 Detroit


Newsy Tonight

© 2024 Amesite Inc. All Rights Reserved.

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© 2024 Amesite Inc. All Rights Reserved.